UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2012
_____________________
 PriceSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (858) 404-8800
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
     On October 30, 2012, PriceSmart, Inc. issued a press release regarding the results of operations for the fourth quarter and fiscal year of 2012. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.
Item 8.01. Other Events
The Company announced the opening of its second warehouse club in Colombia, located in the city of Cali, which opened on October 19, 2012.
Item 9.01.   Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated October 30, 2012.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2012	/S/ JOHN M. HEFFNER
John M. Heffner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PriceSmart, Inc. dated October 30, 2012.

PriceSmart Announces Fourth Quarter and
Fiscal Year Results of Operations;
Opening of a New Warehouse Club in Colombia Also Announced

San Diego, CA (October 30, 2012) - PriceSmart, Inc. (NASDAQ: PSMT) today announced its results of operations for the fourth quarter and fiscal year 2012 which ended on August 31, 2012.

For the fourth quarter of fiscal year 2012, net warehouse club sales were $499.0 million, compared to $436.0 million in the fourth quarter of fiscal year 2011. Total revenue for the fourth quarter was $515.5 million, compared to $447.4 million in the prior year. The Company had 29 warehouse clubs in operation as of the end of fiscal years 2012 and 2011.

Operating income in the fourth quarter of fiscal year 2012 was $27.9 million, compared to operating income of $17.7 million in the fourth quarter of fiscal year 2011.

The Company recorded net income for the fourth quarter of $17.7 million or $0.58 per diluted share, compared to net income of $12.7 million or $0.42 per diluted share in the fourth quarter of fiscal year 2011.

Net warehouse club sales increased 19.4% to $2.0 billion during fiscal year 2012, compared to $1.68 billion in the prior year, and total revenue for fiscal year 2012 increased 19.6% to $2.05 billion from $1.71 billion in fiscal year 2011. For fiscal year 2012, the Company recorded operating income of $107.9 million and net income of $67.6 million, or $2.24 per diluted share. For fiscal year 2011, the Company recorded operating income of $88.6 million and net income of $61.8 million or $2.07 per diluted share.

The Company filed its Form 10-K for the year ended August 31, 2012 on October 30, 2012.

PriceSmart management will host a conference call at 12:00 p.m. Eastern time (9:00a.m. Pacific time) on Wednesday, October 31, 2012, to discuss the financial results. Individuals interested in participating in the conference call may do so by dialing (888) 438-5525 toll free, and entering participant code 7308094. A digital replay will be available through November 30, 2012, following the conclusion of the call by dialing (888) 203-1112 for domestic callers, or (719) 457-0820 for international callers, and entering replay passcode 7308094.

PricesSmart also announced that on October 19, 2012 the Company successfully opened its second warehouse club in Colombia. This warehouse club, located in the city of Cali, brings to 30 the total number of warehouse clubs in operation by the Company.

About PriceSmart

PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Latin America and the Caribbean, selling high quality merchandise at low prices to PriceSmart members. PriceSmart now operates 30 warehouse clubs in 12 countries and one U.S. territory (five in Costa Rica; four each in Panama and Trinidad; three each in Guatemala and the Dominican Republic; two each in El Salvador, Honduras, and Colombia; and one each in Aruba, Barbados, Jamaica, Nicaragua and the United States Virgin Islands).
This press release may contain forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow and related matters. These forward-looking statements include, but are not limited to, statements containing the words “expect,” “believe,” “will,” “may,” “should,” “project,” “estimate,” “anticipated,” “scheduled,” and like expressions, and the negative thereof. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the following risks: the Company's financial performance is dependent on international operations which exposes the Company to various risks; any failure by the Company to manage its widely dispersed operations could adversely affect its business; the Company faces significant competition; future sales growth could be dependent upon the Company acquiring suitable sites for additional warehouse clubs; the Company faces difficulties in the shipment of, and risks inherent in the acquisition and importation of, merchandise to its warehouse clubs; the Company is exposed to weather and other natural disaster risks; general economic conditions could adversely impact the Company's business in various respects; the Company is subject to changes in relationships and agreements with third parties with which the Company does business; a few of the Company's stockholders own nearly 29.8% of the Company's voting stock, which may make it difficult to complete some corporate transactions without their support and may impede a change in control; the loss of key personnel could harm the Company's business; the Company is subject to volatility in foreign currency exchange rates; the Company faces the risk of exposure to product liability claims, a product recall and adverse publicity; a determination that the Company's long-lived or intangible assets have been impaired could adversely affect the Company's future results of operations and financial position; although the Company takes steps to continuously review, enhance, and implement improvements to its internal controls, there may be material weaknesses or significant deficiencies that the Company has not yet identified; as well as the other risks detailed in the Company's U.S. Securities and Exchange Commission (“SEC”) reports, including the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2012, filed pursuant to the Securities Exchange Act of 1934 on October 30, 2012.  We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
For further information, please contact John M. Heffner, Principal Financial Officer and Principal Accounting Officer (858) 404-8826.

PRICESMART, INC.
CONSOLIDATED STATEMENTS OF INCOME
(amounts in thousands, except per share data)

	Three Months Ended August 31,		Twelve Months Ended August 31,
	2012	2011	2012	2011
Revenues:
Net warehouse club sales	$499,003	$436,016	$2,000,046	$1,675,247
Export sales	6,844	3,660	15,320	8,831
Membership income	7,289	5,992	26,957	22,817
Other income	2,318	1,742	8,422	7,352
Total revenues	515,454	447,410	2,050,745	1,714,247
Operating expenses:
Cost of goods sold:
Net warehouse club	422,825	372,374	1,704,131	1,424,656
Export	6,574	3,466	14,649	8,372
Selling, general and administrative:
Warehouse club operations	47,311	43,628	182,401	154,819
General and administrative	10,462	9,459	41,021	36,436
Pre-opening expenses	362	736	617	1,408
Asset impairment and closure costs (income)	—	—	—	—
Total operating expenses	487,534	429,663	1,942,819	1,625,691
Operating income	27,920	17,747	107,926	88,556
Other income (expense):
Interest income	240	184	908	852
Interest expense	(1,368)	(905)	(5,283)	(3,916)
Other income (expense), net	138	971	(837)	3,864
Total other income (expense)	(990)	250	(5,212)	800
Income from continuing operations before provision for income taxes and loss of unconsolidated affiliates	26,930	17,997	102,714	89,356
Provision for income taxes	(9,199)	(5,375)	(35,053)	(27,468)
Income (loss) of unconsolidated affiliates	(6)	(7)	(15)	(52)
Income from continuing operations	17,725	12,615	67,646	61,836
Income (loss) from discontinued operations, net of tax	(19)	75	(25)	(86)
Net income	$17,706	$12,690	$67,621	$61,750
Net income per share available for distribution:
Basic net income per share from continuing operations	$0.58	$0.42	$2.24	$2.07
Basic net income per share from discontinued operations, net of tax	—	—	—	—
Basic net income per share	$0.58	$0.42	$2.24	$2.07

Diluted net income per share from continuing operations	$0.58	$0.42	$2.24	$2.07
Diluted net income per share from discontinued operations, net of tax	—	—	—	—
Diluted net income per share	$0.58	$0.42	$2.24	$2.07
Shares used in per share computations:
Basic	29,589	29,498	29,554	29,441

PRICESMART, INC.
CONSOLIDATED STATEMENTS OF INCOME
(amounts in thousands, except per share data)

Diluted	29,600	29,509	29,566	29,450
Dividends per share	$0.30	$0.30	$0.60	$0.60

PRICESMART, INC.
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	August 31,
	2012	2011
ASSETS
Current Assets:
Cash and cash equivalents	$91,248	$76,817
Short-term restricted cash	1,241	1,240
Receivables, net of allowance for doubtful accounts of $1 and $5 as of August 31, 2012 and 2011, respectively	6,231	3,655
Merchandise inventories	201,043	177,232
Deferred tax assets – current	5,619	4,252
Prepaid expenses and other current assets	31,232	29,117
Assets of discontinued operations	—	464
Total current assets	336,614	292,777
Long-term restricted cash	36,505	22,626
Property and equipment, net	297,845	281,111
Goodwill	36,886	37,361
Deferred tax assets – long term	14,835	17,000
Other non-current assets	5,468	5,390
Investment in unconsolidated affiliates	7,559	8,063
Total Assets	$735,712	$664,328
LIABILITIES AND EQUITY
Current Liabilities:
Short-term borrowings	$—	$2,259
Accounts payable	173,198	163,432
Accrued salaries and benefits	14,729	11,681
Deferred membership income	13,747	11,416
Income taxes payable	8,578	7,655
Other accrued expenses	17,130	12,556
Long-term debt, current portion	7,237	7,771
Deferred tax liability – current	122	533
Liabilities of discontinued operations	—	40
Total current liabilities	234,741	217,343
Deferred tax liability – long-term	2,191	1,888
Long-term portion of deferred rent	4,336	4,143
Long-term income taxes payable, net of current portion	2,512	3,310
Long-term debt, net of current portion	71,422	60,451
Other long-term liabilities (includes $1.2 million and $884 for the fair value of derivative instruments and $396 and $471 for the defined benefit plans as of August 31, 2012 and 2011, respectively)	1,596	1,355
Total liabilities	316,798	288,490
Equity:

PRICESMART, INC.
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

Common stock, $0.0001 par value, 45,000,000 shares authorized; 30,855,651 and 30,695,933 shares issued and 30,210,225 and 29,900,030 shares outstanding (net of treasury shares) as of August 31, 2012 and 2011, respectively.	3	3
Additional paid-in capital	384,154	383,549
Tax benefit from stock-based compensation	6,680	5,242
Accumulated other comprehensive loss	(33,182)	(22,915)
Retained earnings	77,739	28,238
Less: treasury stock at cost; 645,426 and 795,903 shares as of August 31, 2012 and 2011, respectively.	(16,480)	(18,279)
Total equity	418,914	375,838
Total Liabilities and Equity	$735,712	$664,328